Sub-Item 77Q1(e)

                           SIXTH AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT
                 (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

     This Sixth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

     1. Each Fund, for itself and its Portfolios, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco has agreed that it will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

     2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

     IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) SHORT-TERM INVESTMENTS TRUST


By: /s/ John M. Zerr
    ---------------------------------
Name: John M. Zerr
Title: Senior Vice President


INVESCO ADVISERS, INC.


By: /s/ John M. Zerr
    ---------------------------------
Name: John M. Zerr
Title: Senior Vice President

                                   EXHIBIT "A"

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                   EFFECTIVE DATE     COMMITTED UNTIL*
---------                                 ------------------   ---------------
Invesco Balanced Fund                      February 12, 2010
Invesco California Tax-Free Income Fund    February 12, 2010
Invesco Core Plus Bond Fund                   June 2, 2009
Invesco Dividend Growth Securities Fund    February 12, 2010
Invesco Equally-Weighted S&P 500 Fund      February 12, 2010
Invesco Floating Rate Fund                   April 14, 2006
Invesco Fundamental Value Fund             February 12, 2010
Invesco Large Cap Relative Value Fund      February 12, 2010
Invesco Multi-Sector Fund                  November 25, 2003
Invesco New York Tax-Free Income Fund      February 12, 2010
Invesco S&P 500 Index Fund                 February 12, 2010
Invesco Select Real Estate Income Fund       March 9, 2007
Invesco Structured Core Fund                 March 31, 2006
Invesco Structured Growth Fund               March 31, 2006
Invesco Structured Value Fund                March 31, 2006
Invesco Van Kampen American Franchise
   Fund                                    February 12, 2010
Invesco Van Kampen Core Equity Fund        February 12, 2010
Invesco Van Kampen Equity and Income
   Fund                                    February 12, 2010
Invesco Van Kampen Equity Premium
   Income Fund                             February 12, 2010
Invesco Van Kampen Growth and Income
   Fund                                    February 12, 2010
Invesco Van Kampen Money Market Fund       February 12, 2010
Invesco Van Kampen Pennsylvania Tax
   Free Income Fund                        February 12, 2010
Invesco Van Kampen Small Cap Growth
   Fund                                    February 12, 2010
Invesco Van Kampen Tax-Free Money Fund     February 12, 2010

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                   EFFECTIVE DATE     COMMITTED UNTIL*
---------                                 ------------------   ---------------
Invesco Capital Development Fund             June 21, 2000
Invesco Charter Fund                         June 21, 2000
Invesco Constellation Fund                   June 21, 2000
Invesco Disciplined Equity Fund              July 14, 2009
Invesco Diversified Dividend Fund          December 28, 2001
Invesco Large Cap Basic Value Fund           June 21, 2000
Invesco Large Cap Growth Fund                June 21, 2000
Invesco Summit Fund                          July 24, 2000

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                      ------------------   ---------------
Invesco Basic Balanced Fund               September 28, 2001
Invesco European Small Company Fund         August 30, 2000
Invesco Global Core Equity Fund           December 27, 2000
Invesco International Small Company
   Fund                                     August 30, 2000
Invesco Mid Cap Basic Value Fund          December 27, 2001
Invesco Select Equity Fund                   June 1, 2000
Invesco Small Cap Equity Fund               August 30, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                      ------------------   ---------------
Invesco Basic Value Fund                      June 5, 2000
Invesco Convertible Securities Fund        February 12, 2010
Invesco Global Equity Fund                 September 1, 2001
Invesco Mid Cap Core Equity Fund           September 1, 2001
Invesco Small Cap Growth Fund             September 11, 2000
Invesco Van Kampen Asset Allocation
   Conservative Fund                       February 12, 2010
Invesco Van Kampen Asset Allocation
   Growth Fund                             February 12, 2010
Invesco Van Kampen Asset Allocation
   Moderate Fund                           February 12, 2010
Invesco Van Kampen Harbor Fund             February 12, 2010
Invesco Van Kampen Leaders Fund            February 12, 2010
Invesco Van Kampen Real Estate
   Securities Fund                         February 12, 2010
Invesco Van Kampen U.S. Mortgage Fund      February 12, 2010

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                      ------------------   ---------------
Invesco Asia Pacific Growth Fund             June 21, 2000
Invesco European Growth Fund                 June 21, 2000
Invesco Global Growth Fund                   June 21, 2000
Invesco Global Small & Mid Cap Growth
   Fund                                      June 21, 2000
Invesco International Growth Fund            June 21, 2000
Invesco International Core Equity Fund     November 25, 2003

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                      ------------------   ---------------
Invesco Alternative Opportunities Fund     February 12, 2010
Invesco Balanced-Risk Allocation Fund         May 29, 2009
Invesco China Fund                           March 31, 2006
Invesco Commodities Strategy Fund          February 12, 2010
Invesco Developing Markets Fund            September 1, 2001
Invesco Emerging Market Local Currency
   Debt Fund                                 June 14, 2010
Invesco Endeavor Fund                       November 4, 2003
Invesco FX Alpha Plus Strategy Fund        February 12, 2010
Invesco FX Alpha Strategy Fund             February 12, 2010
Invesco Global Advantage Fund              February 12, 2010
Invesco Global Dividend Growth
   Securities Fund                         February 12, 2010
Invesco Global Fund                         November 4, 2003
Invesco Global Health Care Fund            September 1, 2001
Invesco Health Sciences Fund               February 12, 2010
Invesco International Growth Equity
   Fund                                    February 12, 2010
Invesco International Total Return Fund      March 31, 2006
Invesco Japan Fund                           March 31, 2006
Invesco LIBOR Alpha Fund                     March 31, 2006
Invesco Pacific Growth Fund                February 12, 2010
Invesco Small Companies Fund                November 4, 2003
Invesco Van Kampen Emerging Markets
   Fund                                    February 12, 2010
Invesco Van Kampen Global Bond Fund        February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco Van Kampen Global Equity
   Allocation Fund                         February 12, 2010
Invesco Van Kampen Global Franchise
   Fund                                    February 12, 2010
Invesco Van Kampen Global Tactical
   Asset Allocation Fund                   February 12, 2010
Invesco Van Kampen International
   Advantage Fund                          February 12, 2010
Invesco Van Kampen International Growth
   Fund                                    February 12, 2010

      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                      ------------------   ---------------
Invesco Core Bond Fund                    December 28, 2001
Invesco Dynamics Fund                     November 25, 2003
Invesco Global Real Estate Fund             April 29, 2005
Invesco High Yield Fund                      June 1, 2000
Invesco High Yield Securities Fund        February 12, 2010
Invesco Income Fund                          June 1, 2000
Invesco Limited Maturity Treasury Fund       June 1, 2000
Invesco Money Market Fund                    June 1, 2000
Invesco Municipal Bond Fund                  June 1, 2000
Invesco Real Estate Fund                  September 11, 2000
Invesco Short Term Bond Fund               August 29, 2002
Invesco U.S. Government Fund                 June 1, 2000
Invesco Van Kampen Core Plus Fixed
   Income Fund                             February 12, 2010
Invesco Van Kampen Corporate Bond Fund     February 12, 2010
Invesco Van Kampen Government
   Securities Fund                         February 12, 2010
Invesco Van Kampen High Yield Fund         February 12, 2010
Invesco Van Kampen Limited Duration
   Fund                                    February 12, 2010

                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                      ------------------   ---------------
Invesco Energy Fund                        November 25, 2003
Invesco Financial Services Fund            November 25, 2003
Invesco Gold & Precious Metals Fund        November 25, 2003
Invesco Leisure Fund                       November 25, 2003
Invesco Mid-Cap Value Fund                 February 12, 2010
Invesco Small-Mid Special Value Fund       February 12, 2010
Invesco Special Value Fund                 February 12, 2010
Invesco Technology Fund                    November 25, 2003
Invesco Technology Sector Fund             February 12, 2010
Invesco U.S. Mid Cap Value Fund            February 12, 2010
Invesco U.S. Small Cap Value Fund          February 12, 2010
Invesco U.S. Small/Mid Cap Value Fund      February 12, 2010
Invesco Utilities Fund                     November 25, 2003
Invesco Value Fund                         February 12, 2010
Invesco Value II Fund                      February 12, 2010
Invesco Van Kampen American Value Fund     February 12, 2010
Invesco Van Kampen Capital Growth Fund     February 12, 2010
Invesco Van Kampen Comstock Fund           February 12, 2010
Invesco Van Kampen Enterprise Fund         February 12, 2010
Invesco Van Kampen Mid Cap Growth Fund     February 12, 2010
Invesco Van Kampen Small Cap Value Fund    February 12, 2010
Invesco Van Kampen Technology Sector
   Fund                                    February 12, 2010
Invesco Van Kampen Utility Fund            February 12, 2010
Invesco Van Kampen Value Opportunities
   Fund                                    February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                      ------------------   ---------------
Invesco High Income Municipal Fund            June 1, 2000
Invesco Municipal Fund                     February 12, 2010
Invesco Tax-Exempt Cash Fund                  June 1, 2000
Invesco Tax-Exempt Securities Fund         February 12, 2010
Invesco Tax-Free Intermediate Fund            June 1, 2000
Invesco Van Kampen California Insured
   Tax Free Fund                           February 12, 2010
Invesco Van Kampen High Yield Municipal
   Fund                                    February 12, 2010
Invesco Van Kampen Insured Tax Free
   Income Fund                             February 12, 2010
Invesco Van Kampen Intermediate Term
   Municipal Income Fund                   February 12, 2010
Invesco Van Kampen Municipal Income
   Fund                                    February 12, 2010
Invesco Van Kampen New York Tax Free
   Income Fund                             February 12, 2010

         AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                      ------------------   ---------------
Premier Portfolio                          November 25, 2003
Premier Tax-Exempt Portfolio               November 25, 2003
Premier U.S. Government Money Portfolio    November 25, 2003

             AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                      ------------------   ---------------
Invesco V.I. Basic Balanced Fund             May 1, 2000
Invesco V.I. Basic Value Fund             September 10, 2001
Invesco V.I. Capital Appreciation Fund       May 1, 2000
Invesco V.I. Capital Development Fund        May 1, 2000
Invesco V.I. Core Equity Fund                May 1, 2000
Invesco V.I. Diversified Income Fund         May 1, 2000
Invesco V.I. Dividend Growth Fund          February 9, 2010
Invesco V.I. Dynamics Fund                  April 30, 2004
Invesco V.I. Financial Services Fund        April 30, 2004
Invesco V.I. Global Dividend Growth
   Fund                                    February 9, 2010
Invesco V.I. Global Health Care Fund        April 30, 2004
Invesco V.I. Global Real Estate Fund        April 30, 2004
Invesco V.I. Government Securities Fund      May 1, 2000
Invesco V.I. High Yield Fund                 May 1, 2000
Invesco V.I. High Yield Fund               February 12, 2010
Invesco V.I. Income Builder Fund           February 12, 2010
Invesco V.I. International Growth Fund       May 1, 2000
Invesco V.I. Large Cap Growth Fund        September 1, 2003
Invesco V.I. Leisure Fund                   April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund     September 10, 2001
Invesco V.I. Money Market Fund               May 1, 2000
Invesco V.I. PowerShares ETF Allocation
   Fund                                     October 22, 2008

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco V.I. S&P 500 Index Fund            February 12, 2010
Invesco V.I. Select Dimensions Balanced
   Fund                                    February 12, 2010
Invesco V.I. Select Dimensions Dividend
   Growth Fund                             February 12, 2010
Invesco V.I. Select Dimensions
   Equally-Weighted S&P 500 Fund           February 12, 2010
Invesco V.I. Small Cap Equity Fund         September 1, 2003
Invesco V.I. Technology Fund                April 30, 2004
Invesco V.I. Utilities Fund                 April 30, 2004
Invesco Van Kampen V.I. Capital Growth
   Fund                                    February 12, 2010
Invesco Van Kampen V.I. Comstock Fund      February 12, 2010
Invesco Van Kampen V.I. Equity and
   Income Fund                             February 12, 2010
Invesco Van Kampen V.I. Global Tactical
   Asset Allocation Fund                   February 12, 2010
Invesco Van Kampen V.I. Global Value
   Equity Fund                             February 12, 2010
Invesco Van Kampen V.I. Government Fund    February 12, 2010
Invesco Van Kampen V.I. Growth and
   Income Fund                             February 12, 2010
Invesco Van Kampen V.I. High Yield Fund    February 12, 2010
Invesco Van Kampen V.I. International
   Growth Equity Fund                      February 12, 2010
Invesco Van Kampen V.I. Mid Cap Growth
   Fund                                    February 12, 2010
Invesco Van Kampen V.I. Mid Cap Value
   Fund                                    February 12, 2010
Invesco Van Kampen V.I. Value Fund         February 12, 2010

                          SHORT-TERM INVESTMENTS TRUST

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                      ------------------   ---------------
Government & Agency Portfolio                June 1, 2000
Government TaxAdvantage Portfolio            June 1, 2000
Liquid Assets Portfolio                      June 1, 2000
STIC Prime Portfolio                         June 1, 2000
Tax-Free Cash Reserve Portfolio              June 1, 2000
Treasury Portfolio                           June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.